EXHIBIT 10.1

                  AGREEMENT AND MUTUAL RELEASE BY AND BETWEEN
                  U.C. LASER LTD. AND SEAENA, INC. DATED AS OF
                                JANUARY 8, 2007











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                          AGREEMENT AND MUTUAL RELEASE

         This Agreement is made as of January 8, 2007, by and between SEAENA, INC., a Nevada corporation ("SEAENA") and U.C. LASER, LTD., a corporation organized under the laws of the State of Israel ("UC" and, together with Seaena, the "PARTIES").

                               FACTUAL BACKGROUND

         A. UC and Seaena (formerly known as Crystalix Group International, Inc.) entered into a certain Asset Purchase Agreement dated December 29, 2005 and amended as of February 1, 2006 and March 9, 2006 (the "ASSET PURCHASE AGREEMENT").

         B. Pursuant to the Asset Purchase Agreement, Seaena issued 2,276,795 shares of its Class B Preferred Stock to UC (the "SEAENA CLASS B STOCK"), constituting 45% of the economic and voting rights represented by issued and outstanding shares of Seaena. The Seaena Class B Stock is evidenced by Certificates PB-1 and PB-2 (the "CERTIFICATES"), copies of which are attached as Exhibits A and B, respectively, to this Agreement. Certificate No. PB-1 is in the possession of UC. Certificate No. PB-2 is held in escrow by Nevada Title Company, a Nevada corporation ("ESCROW HOLDER"), pursuant to a certain Escrow Agreement by and among Seaena, UC, and Escrow Holder dated as of March 31, 2006.

         C. Pursuant to the Asset Purchase Agreement, Crystal Impressions (Israel) Ltd., a corporation organized under the laws of Israel ("CI"), which is a wholly owned subsidiary of Seaena, and Laser Glass, Ltd., a corporation organized under the laws of the State of Israel ("LG") entered into a certain Agreement dated February 1, 2006, whereby, among other things, LG granted a license of certain patent rights to CI (the "PATENT LICENSE").

         D. Pursuant to Section 1.1(e) of the Asset Purchase Agreement, as added by Amendment to Asset Purchase Agreement dated February 1, 2006, UC agreed to transfer to CI all of the shares of corporate stock of LG held by UC, constituting majority ownership of LG (the "LG SHARES").

         E. Certain issues and disputes have arisen concerning the assets transferred pursuant to the Asset Purchase Agreement.

         F.  The Parties desire to agree as set forth below.

                                    AGREEMENT

         The Parties agree as follows:

         1. SALE OF STOCK. UC will sell the Seaena Class B Stock to Seaena for $425,000 (the "PURCHASE PRICE"), and deliver the Certificates to Seaena for cancellation.

         2. PROMISSORY NOTE AND PLEDGE AGREEMENT. A portion of the Purchase Price in the amount of $400,000 will be in the form of a Promissory Note in the form of Exhibit C to this Agreement (the "NOTE"), payable to UC, without interest, maturing six months after the date of Closing (as defined below). The Note will be secured by a Pledge Agreement (the "PLEDGE



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AGREEMENT") in the form of Exhibit D to this  Agreement,  granting to UC a first priority security interest in the Seaena Class B Stock, which will be held by Seaena as treasury stock until the Note has been paid in full. Upon sale by Seaena to any third party of the Seaena Class B Stock, or any other equity interest in Seaena exceeding twenty-five percent (25%) of the voting rights of equity holders in Seaena, in one transaction or a series of transactions, the Note will be paid in full.

         3. LG STOCK. UC will cause the LG Stock to be transferred to Seaena as required under the Asset Purchase Agreement.

         4. PATENT LICENSE. Notwithstanding any provisions of this Agreement, the Patent License will remain in full force and effect.

         5. WARRANT. In consideration for the payment of $25,000 by UC to Seaena, Seaena will issue to UC a warrant to purchase 600,000 shares of Seaena common stock in the form attached as Exhibit E hereto.

         6. CLOSING. The Closing will occur on or before January 15, 2007, through escrow with Nevada Title Company, 2500 N. Buffalo Drive, Suite 150, Las Vegas, Nevada 89128. Each party will execute joint escrow instructions consistent with this Agreement.

             (a)   At the Closing, Seaena will deliver to UC:

                   (1) the cash portion of the Purchase Price in the amount of $25,000;

                   (2)    the Promissory Note;

                   (3)    the Pledge Agreement;

                   (4) a new stock certificate evidencing the Seaena Class B Stock, issued to Seaena as stockholder, together with a stock power executed in blank; and

                   (5)    the Warrant.

             (b)   At the Closing, UC will deliver to Seaena:

                   (1) the Certificates evidencing the Seaena Class B Stock, which will be cancelled and reissued to Seaena subject to UC's security interest under the Pledge Agreement;

                   (2)    the   LG  Stock,  together  with  such  documents   or
                          instruments of transfer as may reasonably be required by Seaena; and

                   (3) the payment of $25,000 in consideration for issuance of the Warrant.


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         7. RELEASE OF CLAIMS. Effective upon Closing, as a material part of the consideration for UC entering into this Amendment, Seaena agrees as follows (the "SEAENA RELEASE PROVISION"):

             (a) Seaena hereby releases and forever discharges UC and UC's predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as "UC GROUP") jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Seaena may have or claim to have against any of UC Group; provided, however, that UC shall not be released hereby from any obligation under this Agreement or the documents and agreements to be delivered under this Agreement.

             (b) Seaena agrees not to sue any of UC Group or in any way assist any other person or entity in suing UC Group with respect to any claim released herein. The provisions of this Seaena Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding, which may be instituted, prosecuted, or attempted in breach of the release contained herein.

             (c) Seaena acknowledges, warrants, and represents to UC Group that:

                   (i) Seaena has read and understands the effect of this Seaena Release Provision. Seaena has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of this Seaena Release Provision; and if counsel was retained, counsel for Seaena has read and considered this Seaena Release Provision and advised Seaena to execute the same. Before execution of this Amendment, Seaena has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this Seaena Release Provision.

                   (ii)   Seaena   is   not    acting   in   reliance   on   any
         representation, understanding, or agreement not expressly set forth herein. Seaena acknowledges that UC Group has not made any representation with respect to this Seaena Release Provision except as expressly set forth herein.

                   (iii) Seaena has executed this Agreement and this Seaena Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.


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                   (iv)   Seaena is the  sole owner of  the claims  released  by
         this Seaena Release Provision, and Seaena has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

             (d) Seaena understands that this Seaena Release Provision was a material consideration in the agreement of UC to enter into this Amendment.

         8. RELEASE OF CLAIMS. Effective upon Closing, as a material part of the consideration for Seaena entering into this Amendment, UC agrees as follows (the "UC RELEASE PROVISION"):

             (a) UC hereby releases and forever discharges Seaena and Seaena's predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as "SEAENA GROUP") jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which UC may have or claim to have against any of Seaena Group; provided, however, that Seaena shall not be released hereby from any obligation under this Agreement or the documents and agreements to be delivered under this Agreement.

             (b) UC agrees not to sue any of Seaena Group or in any way assist any other person or entity in suing Seaena Group with respect to any claim released herein. The provisions of this UC Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding, which may be instituted, prosecuted, or attempted in breach of the release contained herein.

             (c) UC acknowledges, warrants, and represents to Seaena Group that:

                   (i) UC has read and understands the effect of this UC Release Provision. UC has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of this UC Release Provision; and if counsel was retained, counsel for UC has read and considered this UC Release Provision and advised UC to execute the same. Before execution of this Amendment, UC has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this UC Release Provision.

                   (ii)   UC  is  not acting  in reliance on any representation,
         understanding, or agreement not expressly set forth herein. UC acknowledges that Seaena Group has not made any representation with respect to this UC Release Provision except as expressly set forth herein.



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                   (iii)  UC has  executed  this  Agreement  and this UC Release
         Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

                   (iv) UC is the sole owner of the claims released by this UC Release Provision, and UC has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

             (d) UC understands that this UC Release Provision was a material consideration in the agreement of Seaena to enter into this Amendment.

         9. NOTICES.

         All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or sent by internationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

         If to Seaena to:

                  Seaena Group International, Inc.
                  1181 Grier Drive, Suite B
                  Las Vegas, Nevada 89119
                  USA
                  Facsimile No.:  (702) 740-4611
                  Attn:  Doug Lee, President

         with a copy (which shall not constitute notice) to:

                  Stephen B. Yoken
                  Snell & Wilmer L.L.P.
                  3800 Howard Hughes Parkway, Suite 1000
                  Las Vegas, Nevada 89169
                  USA
                  Facsimile No.:  (702) 784-5252

         If to the Company to:

                  U.C. Laser Ltd.
                  900 Third Avenue, 33rd Floor
                  New York, NY 10022
                  USA
                  Attn:  Marshall Butler

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 9.1, be deemed given upon facsimile confirmation during ordinary business hours (or on the next Business Day


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if  received  outside of  ordinary  business  hours),  and (c) if  delivered  by overnight courier to the address as provided in this Section 9, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

         10.  ENTIRE AGREEMENT.

         This Agreement and the Exhibits hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         11.  FURTHER ASSURANCES; POST-CLOSING COOPERATION.

         At any time or from time to time after the Closing, the parties shall execute and deliver to the other party such other documents and instruments, provide such materials and information and take such other actions as the other party may reasonably request to consummate the transaction contemplated by this Agreement and otherwise to cause the other party to fulfill its obligations under this Agreement and the transaction contemplated hereby. Each party agrees to use commercially reasonable efforts to cause the conditions to its obligations to consummate the transaction to be satisfied.

         12.  WAIVER.

         Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

         13.  THIRD PARTY BENEFICIARIES.

         The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other person.

         14.  NO ASSIGNMENT; BINDING EFFECT.

         Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by any party without the prior written consent of the other party and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.


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         15.   HEADINGS.

The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         16.   INVALID PROVISIONS.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         17.   GOVERNING LAW.

         This Agreement and the Closing documents shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. The state and federal courts located in Las Vegas, Nevada, shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement. In any litigation arising out of this Agreement the prevailing party shall recover its reasonable attorney's fees and expenses.

         18.   CONSTRUCTION.

         The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction.

         19.   COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Seaena, Inc.,                          U.C. Laser, Ltd., a corporation organized
a Nevada corporation                   under the laws of the State of Israel

By: /S/ DOUG LEE                       By:   /s/ MARSHALL BUTLER
    -------------------------------       --------------------------------------
       Doug Lee, President                 Marshall Butler, Chairman and CEO

Date:  January 8, 2007                 Date:  January 8, 2007



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